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                                                                    EXHIBIT 10.3

                         AMENDMENT TO LICENSE AGREEMENT
                                     BETWEEN
                                  ORGANIX, INC.
                                       AND
                           BOSTON LIFE SCIENCES, INC.,
                          EFFECTIVE AS OF JULY 1, 2000
                            RE: HARVARD CASE NO: 1382
                                 (THE "LICENSE")

Article 1.12, the definition of "PATENT RIGHTS," shall be amended to read as follows: U.S. Patent No. 5,948,933 filed July 11, 1997 entitled "Tropane Analogs and Methods for Inhibition of Monoamine Transport," the U.S. Patent Application Serial No. 60/327,963 filed October 9, 2001 entitled "Tropane Analogs and Methods for Inhibition of Monoamine Transport," the U.S. Patent Application Serial No. 10/033,621 filed December 27, 2001 entitled "Tropane Analogs and Methods for Inhibition of Monoamine Transport," the U.S. Patent Application Serial No. 60/368,382 filed March 28, 2002 entitled "Tropane Compounds," the U.S. Patent Application Serial No. 60/375,505 filed April 25, 2002 entitled "Tropane Compounds," the U.S. Patent Application Serial No. 10/400,825 filed March 27, 2003 entitled "Tropane Compounds," and any foreign (Non-U.S.) counterparts including continuations, divisions or extensions and all patents which issue therefrom in any country. It also includes continuations-in-part of the above-listed applications for which Drs. Paul Blundell, Zhengming Chen, Bertha Madras, and/or Peter Meltzer, are legally listed among the inventive entity and any foreign (Non-U.S.) counterparts including continuations, divisions or extensions and all patents which issue therefrom in any country.

All other terms and conditions of the License shall remain unchanged. This amendment shall become effective on April 1, 2007.

BOSTON LIFE SCIENCES, INC.              ORGANIX, INC.


/s/ Kenneth L. Rice                     /s/ Peter Meltzer
-------------------------------------   ----------------------------------------
Name: Kenneth L. Rice, Jr.              Name: Peter Meltzer
Position: EVP & CFO                     Position: President
Date: 3/23/07                           Date: 4/4/07